UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2008

CLEANTECH BIOFUELS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-145939	33-0754902
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7386 Pershing Ave, University City, Missouri	63130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 862-8670

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On October 22, 2008, CleanTech Biofuels, Inc. (the “Company”) completed the purchase of Patent No. 6,306,248 (the “Patent”) pursuant to a Patent Purchase Agreement (“Agreement”) with World Waste Technologies, Inc. (“WWT”) dated as of October 22, 2008. The Patent is the basis for the pressurized steam classification technology that cleans and separates municipal solid waste into its component parts, which the Company currently licenses from Bio Products International, Inc.

Upon signing the Agreement, the Company paid WWT $150,000, issued a Note in the amount of $450,000 (the “Note”), and issued a warrant to purchase 900,000 shares of the Company’s Common Stock at a price of $0.45 per share (the “Warrant”). The Note matures on July 22, 2009, bears interest at 6.0% per annum and is secured by a security interest in the Patent. The Warrants are exercisable at any time for five years from the date of issuance. In addition, the Company issued a contingent Warrant to purchase 900,000 shares of its Common Stock at a price of $0.45 per share (the “Contingent Warrant”). The Contingent Warrant becomes exercisable if the Company defaults on its obligations under the Note and remains exercisable for five years from that date.

A copy of the Agreement, the Note, and the Security Agreement between WWT and the Company dated October 22, 2008 is attached as Exhibit 10.15, Exhibit 10.16, and Exhibit 10.17, respectively, and each is incorporated herein by reference. The foregoing description of each agreement is qualified in its entirety by reference to the full text of such agreement.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Pursuant to the terms of the Agreement mentioned in Item 1.01 of this Form 8-K, the Company issued the Note to WWT in the principal amount of $450,000. The Note matures on July 22, 2009, bears interest at 6.0% per annum and is secured by a security interest in the Patent.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.15	Patent Purchase Agreement dated October 22, 2008 by and between CleanTech Biofuels, Inc. and World Waste Technologies, Inc.

10.16	Note issued in favor of World Waste Technologies, Inc. dated October 22, 2008.

10.17	Security Agreement between CleanTech Biofuels, Inc. and World Waste Technologies, Inc. dated October 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEANTECH BIOFUELS, INC.

Date: October 27, 2008

By:  /s/ Edward P. Hennessey
Name:  Edward P. Hennessey
Title:  Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
10.15	Patent Purchase Agreement dated October 22, 2008 by and between CleanTech Biofuels, Inc. and World Waste Technologies, Inc.

10.16	Note issued in favor of World Waste Technologies, Inc. dated October 22, 2008.

10.17	Security Agreement between CleanTech Biofuels, Inc. and World Waste Technologies, Inc. dated October 22, 2008.